                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                 TERADYNE, INC.
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               (Exact name of registrant as specified in charter)



       Date of Report (Date of earliest event reported): October 24, 2001


    Massachusetts                  001-06462                   04-2272148
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   (State or other               (Commission                  (IRS Employer
   jurisdiction of               File Number)               Identification No.)
   incorporation)


   321 Harrison Avenue, Boston, Massachusetts                 02118
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  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code  (617) 482-2700
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     On October 24, 2001, Teradyne, Inc. (the "Company") issued a press release regarding the completion of its offering of Convertible Senior Notes due 2006 in a private placement. The Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

               EXHIBIT NO.                   EXHIBIT
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                  99.1           Press Release, dated October 24, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TERADYNE, INC.


Dated:  October 24, 2001                 By:  /s/ George W. Chamillard
                                            ------------------------------------
                                            Name:   George W. Chamillard
                                            Title:  Chief Executive Officer and
                                                    President

                                 EXHIBIT INDEX

         EXHIBIT NO.                        EXHIBIT
         ----------                         -------

            99.1               Press Release, dated October 24, 2001.